SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: November 20, 2001
(Date of earliest event reported)

Commission File No. 333-62184



                    Wells Fargo Asset Securities Corporation
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        Delaware                                         52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                                   21703
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Address of principal executive offices                              (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code


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   (Former name, former address and former fiscal year, if changed since last report)

ITEM 5.     Other Events

            Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Countrywide Securities Corporation which are hereby filed pursuant to such letter.

ITEM 7.     Financial Statements and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------------                         -----------

        (99)                              Computational Materials
                                          prepared by Countrywide Securities
                                          Corporation in connection with
                                          Wells Fargo Asset Securities
                                          Corporation, Mortgage Pass-
                                          Through Certificates, Series
                                          2001-30.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WELLS FARGO ASSET SECURITIES CORPORATION

November 20, 2001

                                        By: /s/ Alan S. McKenney
                                            ------------------------------------
                                            Alan S. McKenney
                                            Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                  Paper (P) or
Exhibit No.                  Description                          Electronic (E)
-----------                  -----------                          --------------

   (99)                      Computational Materials                    P
                             prepared by Countrywide
                             Securities Corporation in
                             connection with Wells Fargo
                             Asset Securities Corporation,
                             Mortgage Pass-Through
                             Certificates, Series 2001-30.